January 24, 1997


Dear Stockholder:



     The 1997 Annual Meeting of Stockholders of the Company will be held in the Petroleum Room of the Ramada Inn in Laurel, Mississippi, at 10:00 A.M. on Thursday, February 27, 1997. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

     The 1996 Annual Report, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended October 31, 1996. The Annual Report is not to be considered part of the proxy solicitation materials.

     We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy so that your vote can be recorded.

                                   Cordially,

                                   /s/Joe Frank Sanderson
                                   Joe Frank Sanderson
                                   Chairman of the Board

PAGE

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held February 27, 1997

To the Stockholders:

     The Annual Meeting of Stockholders of Sanderson Farms, Inc. (the "Company") will be held in the Petroleum Room of the Ramada Inn in Laurel, Mississippi at 10:00 A.M. (local time) on Thursday, February 27, 1997, for the following purposes:

     (1) To elect three Class A Directors to serve until the 2000 annual meeting;

     (2) To consider and act upon a proposal to add a new Article FIFTEENTH to the Company's Articles of Incorporation, which proposed Article is annexed as Exhibit A to the accompanying Proxy Statement and pertains to the indemnification of directors and officers of the Company;

     (3) To consider and act upon a proposal to approve Article VI of the Company's By-Laws, as amended, which Article is annexed as Exhibit C to the accompanying Proxy Statement and pertains to the indemnification of directors, officers and certain employees of the Company;

     (4) To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997; and

     (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement, to which reference is hereby made.

     The Board of Directors has fixed the close of business on January 13, 1997 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
                              BY ORDER OF THE BOARD OF DIRECTORS:
                              /s/James A. Grimes, Secretary
Dated: January 24, 1997
PAGE

                           PROXY STATEMENT

General

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Sanderson Farms, Inc. (the "Company"), P.O. Box 988, Laurel, Mississippi 39441, in connection with the 1997 Annual Meeting of Stockholders to be held February 27, 1997, and any adjournments of that meeting. Execution of the Proxy will not in any way affect a stockholder's right to attend the meeting and, upon revocation of the Proxy, to vote in person. Proxies may be revoked at any time before they are voted by filing with the Secretary a written notice of revocation or a duly executed Proxy bearing a later date. Unless they are revoked, Proxies in the form enclosed, properly executed and received by the Secretary of the Company prior to the Annual Meeting, will be voted at the meeting as specified by the stockholder in the Proxy or, except with respect to broker non-votes, if no specification is made in the Proxy, then FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders, and according to their discretion upon all other matters which may properly come before the meeting. Broker non-votes will be treated as not present for purposes of calculating the vote on a matter for which no specification is made in the proxy, and will not be counted either as a vote FOR or AGAINST a proposal or as an ABSTENTION with respect thereto. Abstentions will not be counted either as a vote FOR or as a vote AGAINST a proposal. The cost of soliciting Proxies is being paid by the Company.

     The Company's 1996 Annual Report accompanies this Proxy Statement, but is not to be considered a part of the proxy solicitation materials. The record date for the Annual Meeting is January 13, 1997. These materials are being mailed to stockholders on or about January 24, 1997.

PAGE

Capital Stock

     The authorized capital stock of the Company consists of 5,000,000 shares of non-voting preferred stock, of which 500,000 shares have been designated Series A Junior Participating Preferred Stock, par value $100.00 per share, none of which shares have been issued, and 100,000,000 shares of Common Stock, par value $1.00 per share, of which 14,363,080 shares had been issued and were outstanding as of January 13, 1997, the record date for the Annual Meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each share of common stock held at that date.

Beneficial Ownership

     The following table sets forth information, as of January 13, 1997, concerning (a) the only stockholders known by the Company to own beneficially more than 5% of the common stock of the Company, which is the only class of voting securities outstanding, (b) the beneficial ownership of common stock of the executive officers named in the "Summary Compensation Table" below, and
(c) the beneficial ownership of common stock by all directors and executive officers of the Company as a group.

                                        Amount
Beneficial Owner(s)             Beneficially      Percent
   and Address                   Owned(1)(2)      of Class
Joe Frank Sanderson (3)            3,255,380 shares         22.66%
Dewey R. Sanderson, Jr. (4)        3,268,482 shares         22.76%
Joe F. Sanderson, Jr. (5)            144,573 shares          1.01%
D. Michael Cockrell (6)                6,092 shares          (11)
Trustmark National Bank (7)        1,750,331 shares         12.19%
Lampkin Butts (2) (8)              1,765,389 shares         12.29%
Robin Robinson (2) (9)             1,750,331 shares         12.19%

All Directors and executive
officers as a
group (12 persons) (10)            8,663,408 shares         60.32%


     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) Lampkin Butts, Robin Robinson and Trustmark National Bank are the trustees of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates (the "ESOP"), which is the record owner of 1,750,331 shares of common stock of the Company. Trustmark National Bank and Mr. Butts and Ms. Robinson, in their respective capacities as trustees of the ESOP, share with each other investment power with respect to those shares of common stock and therefore are each deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 1,750,331 shares of common stock owned of record by the ESOP. With respect to the voting power of the 1,750,331 shares of common stock, the members of the Administrative Committee of the ESOP share with each other voting power as to 877,150 shares, which are the shares of common stock not allocated to participant accounts under the ESOP, and the participants in the ESOP exercise sole voting power as to the 873,181 shares allocated to their respective accounts under the ESOP.

     (3) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 3,173,845 shares owned of record by Mr. Sanderson and 81,535 shares allocated to Mr. Sanderson's account under the ESOP, with respect to each of which amount Mr. Sanderson has sole voting power. Mr. Sanderson has sole investment power with respect to the 3,173,845 shares owned of record by him. The trustees of the ESOP share investment power over the 81,535 shares allocated to Mr. Sanderson's account under the ESOP.

     (4) Address: P. O. Box 988, Laurel, Mississippi 39441. Includes 223,257 shares owned of record by Mr. Sanderson's wife, as to which she exercises sole voting and investment power, and as to which Mr. Sanderson, pursuant to Rule 13d-4, disclaims beneficial ownership.

     (5) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 63,517 shares owned of record by Mr. Sanderson over which he exercises sole voting and investment power, and 29,918 shares allocated to Mr. Sanderson's account in the Company's ESOP, with respect to which Mr. Sanderson has sole voting power. The trustees of the ESOP share investment power over the 29,918 shares allocated to Mr. Sanderson's account under the ESOP. The amount shown in the table also includes 6,539 shares owned of record by Mr. Sanderson's wife, over which she exercises sole voting and investment power and as to which Mr. Sanderson, pursuant to Rule 13d-4, disclaims beneficial ownership. The amount in the table also includes 44,599 shares owned of record by a charitable private foundation established by Joe Frank Sanderson, for which Mr. Sanderson serves as a director and as such, shares voting and investment power with the other directors of the foundation with respect to such shares.

     (6) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 450 shares owned of record by Mr. Cockrell over which he exercises sole voting and investment power, and 17 shares allocated to Mr. Cockrell's account in the Company's ESOP, with respect to which Mr. Cockrell has sole voting power. The trustees of the ESOP share investment power over the 17 shares allocated to Mr. Cockrell's account under the ESOP. The amount in the table also includes 5,625 options to purchase shares owned by Mr. Cockrell under the Company's Stock Option Plan, which options to purchase such shares were exercisable on the date of this Proxy, and which exercisable options were in the money on the date hereof.

     (7) Address: 415 North Magnolia, Laurel, Mississippi 39940. See note (2) above for a description of the nature of Trustmark National Bank's beneficial ownership of the 1,750,331 shares of common stock owned of record by the ESOP. Trustmark National Bank, pursuant to Rule 13d-4, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, which constitute all shares reported as being beneficially owned by it.

     (8) Address: P. O. Box 988, Laurel, Mississippi 39441. See Note (2) for a description of the nature of Mr. Butts' beneficial ownership of the 1,750,331 shares of common stock owned of record by the ESOP. Mr. Butts, pursuant to Rule 13d-4, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 13,396 shares allocated to his individual account. The amount in the table also includes 3,773 shares owned of record by Mr. Butts, and 35 shares held as custodian for a minor child, over which he exercises sole voting and investment power. With respect to the 13,396 shares allocated to his account under the Company's ESOP, Mr. Butts has sole voting power, but shares investment power with the other trustees of the ESOP. The amount in the table also includes 11,250 options to purchase shares owned by Mr. Butts under the Company's Stock Option Plan, which options to purchase such shares were exercisable on the date of this Proxy, and which exercisable options were in the money on the date hereof.

     (9) Address: P. O. Box 988, Laurel, Mississippi 39441. See Note (2) above for a description of the nature of Ms. Robinson's beneficial ownership of the 1,750,331 shares of common stock owned of record by the ESOP. Ms. Robinson, pursuant to Rule 13d-4, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 3,213 shares allocated to her individual account. There are 3,213 shares allocated to Ms. Robinson's account in the Company's ESOP, with respect to which Ms. Robinson has sole voting power, but over which she shares investment power with the other trustees of the ESOP.

     (10) Includes an aggregate of 128,851 shares allocated to the accounts of all Directors and executive officers as a group (12 persons, 5 participating) under the ESOP. See note (2) above.

     (11) Less than 1%
PAGE

                        ELECTION OF DIRECTORS

     The amended Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (Class A, Class B and Class C), with each class containing one-third, or as close to one-third as possible, of the total, and that the number of directors shall be fixed by the Board of Directors in the By-laws. At the current time, the Board of Directors has fixed the number of directors at nine, resulting in there being three directors in each class. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At the 1997 Annual Meeting, stockholders will elect three Class B directors, whose term will expire at the 2000 annual meeting.

Nominees for Class B Directors

     The Board of Directors proposes the election as Class B Directors the three nominees listed below, each to serve as a Class B Director until the 2000 annual meeting or until his successor is elected and has qualified. Any vacancy on the Board of Directors may be filled either by the Board of Directors or by the stockholders, and any person elected to fill a vacancy will serve the remainder of the term of the director whose position has become vacant.

     Proxies in the enclosed form may also be voted for the election as Class B Directors of substitute nominees who may be named by the Board of Directors to replace any of the three nominees who become unavailable to serve for any reason. (No such unavailability is presently known to the Board of Directors.) In no event, however, will the Proxies be voted for more than three persons. There are no arrangements or understandings relating to any person's service or prospective service as a Class B Director of the Company. No nominee listed below will be elected as a Class B Director unless such nominee receives the affirmative vote of the holders of a majority of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting at which a quorum is present. If more nominees than the number of Directors to be elected receive a majority vote, then those nominees, up to three persons, receiving the highest number of votes will be elected. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the nominees for Class B Directors. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the election of the Class B Directors, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

     The following table lists the nominees for Class B Director and shows, as of January 13, 1997, their respective beneficial ownership of common stock of the Company. Dewey R. Sanderson, Jr. is the father of Robert Buck Sanderson (Class C Director), the brother of Joe Frank Sanderson (Class C Director) and the uncle of Joe F. Sanderson, Jr. (Class A Director).

                                                Shares
Nominees for                          Director  Beneficially   Percent
Class B Director               Age      Since   Owned (1)     of Class

Class B (Term expiring in 2000)

 Dewey R. Sanderson, Jr (2)      74       1955    3,268,482   22.76%
 Rowan H. Taylor                 71       1989        4,500      (4)
 John H. Baker, III (3)          55       1994       60,000      (4)


     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the notes below.

     (2) See note (4) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

     (3) The amount in the table includes 30,000 shares owned of record by Mr. Baker's wife, as to which she exercises sole voting and investment power, and 30,000 shares owned of record by a trust for the benefit of Mr. Baker's daughter, as to which an institutional trustee exercises sole voting and investment power, and as to all of which Mr. Baker, pursuant to Rule 13d-14, disclaims beneficial ownership.

     (4)  Less than 1%.

Directors Continuing in Office

     The following table lists the Class A and Class C Directors of the Company, whose terms expire at the 1999 and 1998 annual meetings, respectively, and shows, as of January 13, 1997, the beneficial ownership of common stock by each of them. Joe Frank Sanderson (Class C Director) is the father of Joe F. Sanderson, Jr. (Class A Director), the brother of Dewey R. Sanderson, Jr. (Class B Director) and the uncle of Robert Buck Sanderson (Class C Director). Joe F. Sanderson, Jr. is the cousin of Robert Buck Sanderson (Class C Director), the son of Joe Frank Sanderson (Class C Director) and the nephew of Dewey R. Sanderson, Jr. (Class B Director). Robert Buck Sanderson is the son of Dewey R. Sanderson, Jr. (Class B Director), the cousin of Joe F. Sanderson, Jr. (Class A Director) and the nephew of Joe Frank Sanderson (Class C Director).
PAGE

                                                  Shares
Name of                                 Director  Beneficially  Percent
Continuing Director               Age    Since    Owned (1)     of Class

Class A (Term expiring in 1997)

   Joe F. Sanderson, Jr. (2)       49   1984       144,573        1.01%
   Charles W. Ritter, Jr.          63   1988        12,000         (5)
   Phil K. Livingston (3)          53   1989         4,200         (5)

Class C (Term expiring in 1998)

   Joe Frank Sanderson  (4)        71   1955     3,255,380       22.66%
   Robert Buck Sanderson           43   1992       254,096        1.77%
   Donald W. Zacharias             61   1988           150         (5)

        __________________________

     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.


     (2) See note (5) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

     (3) Mr. Livingston owns 2,955 shares of common stock of the Company through an IRA, over which he exercises sole voting and investment power. A retirement account belonging to Mr. Livingston's wife owns of record 1,245 shares, over which she exercises sole voting and investment power, and as to which Mr. Livingston, pursuant to Rule 13d-4, disclaims beneficial ownership.

     (4) See note (3) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

     (5) Less than 1%.


Principal Occupations and Certain Directorships

     The following paragraphs identify the principal occupations of all Directors of the Company and directorships they hold in other companies with securities registered with the Securities and Exchange Commission. Except as otherwise indicated, each Director has served for at least five years in the position shown.

     Joe F. Sanderson, Jr. has served as President and Chief Executive Officer of the Company since November 1, 1989. From January 1984, through October 1989, Mr. Sanderson served as Vice-President, Processing and Marketing, of the Company.

     Charles W. Ritter, Jr. has served, since 1967, as President and a Director of the Attala Company, which is principally engaged in the business of milling and selling feed and corn meal. He has also served as President of JRS, Inc., a family owned real estate investment firm, since 1973. Mr. Ritter is a director of First M & F Corp. and Merchants & Farmers Bank, Kosciusko, Mississippi.

     Phil K. Livingston served as President and Chief Executive Officer of Citizens National Bancshares, Inc. in Hammond, Louisiana, from its organization in 1983, until its merger into Deposit Guaranty Corporation on
May 19, 1995.    Citizens National Bancshares, Inc., which was dissolved with the merger, was the parent company of Citizens National Bank, which is now a wholly owned subsidiary of Deposit Guaranty Corporation as a result of such
merger.   In July 1996, the Citizens National Bank's charter was amended to change its name to Deposit Guaranty National Bank of Louisiana. Mr. Livingston continues to serve as Chief Executive Officer and Chairman of the Deposit Guaranty National Bank of Louisiana.

     Dewey R. Sanderson, Jr., a founder of the Company, has been retired for more than the past five years.

     Rowan H. Taylor served as President of Mississippi Valley Title
Insurance Company from 1975 until 1989, and as Chairman of the Board and Chief Executive Officer of that company from 1989 until 1992. Mr. Taylor currently serves as counsel for First American Title Insurance Company of Santa Anna, California, and as counsel to the Jackson, Mississippi law firm of Alston, Rutherford, Tardy & Van Slyke. Mr. Taylor served as an advisory director of Trustmark Corporation and Trustmark National Bank located in Jackson, Mississippi until his retirement from such position in 1995.

     John H. Baker, III has been the sole proprietor of John H. Baker Interests, a real estate and development company in Houston, Texas since 1968.

     Joe Frank Sanderson, a founder of the Company, has been serving as Chairman of the Board of Directors of the Company since November 1, 1989. For more than five years prior to November 1, 1989, Mr. Sanderson served as Chairman of the Board, Chief Executive Officer and Treasurer of the Company.

     Donald W. Zacharias has served as President of Mississippi State University since 1985.

     Robert Buck Sanderson has been employed by the Company since January 1, 1993. From 1978 through 1992, Mr. Sanderson served as President of Pioneer Hardware & Supply Co., Inc. in Laurel, Mississippi.

Committees of the Board of Directors; Attendance at Meetings

     The Company's Board of Directors has not appointed any standing committees as of the date of this proxy statement, except an Audit Committee. The members of the Audit Committee are Messrs. Ritter, Livingston and Zacharias. The function of the Audit Committee is, among other things, to recommend the independent auditors to the Board of Directors, to review the scope of the independent auditors' audit, to review the Company's major accounting and financial reporting policies and practices and systems for compliance with applicable statutes and regulations, and to review the Company's internal auditing functions. During the fiscal year ended October 31, 1996, the Board of Directors met 6 times and the Audit Committee met 4 times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings held during the period for which he was a director and (ii) the total number of meetings held by the Audit Committee, as applicable.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of the copies of the reports furnished to the Company, the officers and directors of the Company are in full compliance with all Section 16(a) filing requirements.


Executive Compensation

                     Summary Compensation Table

                           Annual Compensation

(a)                          (b)    (c)             (d)          (e)
Name and                                                      All Other
Principal Position          Year    Salary($)   Bonus($)(1) Compensation($)(3)


Joe F. Sanderson, Jr.        1996      383,260        -0-            (3)
Chief Executive Officer      1995      305,000        -0-         2,560
and President                1994      300,000      12,973        4,712


D . Michael Cockrell         1996      144,116        -0-            (3)
Treasurer and                1995      135,384        -0-          2,310
Chief Financial Officer      1994      121,120       3,670           (2)


Lampkin Butts
Vice President-Sales         1996      149,695        -0-            (3)
                             1995          (2)         (2)           (2)
                             1994          (2)         (2)           (2)


     (1) The amounts in this column represent the bonuses paid to the named individuals pursuant to the Company's Bonus Award Program, which covers all salaried employees of the Company.
     (2) Mr. Butts became an executive officer of the Company effective November 1, 1996. Mr. Cockrell became an executive officer of the Company during fiscal 1994.
     (3) The amount in this column represent the value of the 1994 contribution made by the Company to the account of the named individual under the General Employees' Profit Sharing Plan, and the 1995 contribution made by the Company to the accounts of the named individuals under the Company's Employee Stock Ownership Plan. With respect to the General Employees' Profit Sharing Plan, the Company contributed $4,712 to Mr. Sanderson's account in 1994. Although all employees of the Company, including executive officers, participate in the Company's ESOP, the Company made no contribution to the ESOP in 1994. In 1995, the Company completed a merger of its General Employees' Profit Sharing Plan into the ESOP. The amount in this column represent the value of the 1995 contributions made by the Company to the accounts of the named individuals under the ESOP Plan. Allocations to participants under the ESOP are made in late January or early February of each year and therefore, as of the date of this Proxy Statement, no amounts have been allocated to the accounts of the named individuals under the ESOP with respect to the fiscal year ended October 31, 1996. The ESOP covers all employees of the Company, including executive officers, with one year of service who have attained age 21.
   Stock Options Granted During Fiscal 1996 to the Named Executives

                                  % of Total                  Potential Realizable
                        Number    Options                           at Assumed
                          of      Granted to                      Annual Rates
Name and                Options   Employees in  Exercise       Stock Appreication
Principal Position      Granted   Fiscal Year   Price Exp. Date    5%        10%
D. Michael Cockrell
Treasurer and Chief
Financial Officer        7,500   6.05%    $10.875    7/25/01   $22,548 $49,831


Lampkin Butts
Vice President-Sales     7,500   6.05%    $10.875    7/25/01   $22,548 $49,831

     The following table sets forth the value at December 31, 1996 of unexercised options for each of the named executive officers.

                              Options at     Value of Unexercised In-the-Money
                              Year-End(#)      Options at December 31, 1996(3)

       Name          Exercisable  Unexercisable   Exercisable   Unexercisable
D. Michael Cockrell(1)      5,625   16,875        $31,875       $ 96,557
Lampkin Butts(2)           11,250   18,750        $66,075       $107,957

(1)  Mr. Cockrell's options consist of the following:

     - 7,500 shares granted on April 29, 1994, at $11.00 per share, expiring April 29, 1999, of which 3,750 are exercisable.
     - 7,500 shares granted on April 27, 1995, at $11.25 per share, expiring April 27, 2000, of which 1,875 are exercisable.
     - 7,500 shares granted on July 25, 1996, at $10.87 per share, expiring July 25, 2001, of which none are exercisable.

(2)  Mr. Butts' options consist of the following:
     - 7,500 shares granted on July 12, 1993, at $10.67 per share, expiring on July 12, 1998, of which 5,625 are exercisable.
     - 7,500 shares granted on April 29, 1994, at $11.00 per share, expiring April 29, 1999, of which 3,750 are exercisable.
     - 7,500 shares granted on April 27, 1995, at $11.25 per share, expiring April 27, 2000, of which 1,875 are exercisable.
     - 7,500 shares granted on July 25, 1996, at $10.87 per share, expiring July 25, 2001, of which none are exercisable.

(3) Amounts represent the excess of the market value over the exercise price as of December 31, 1996.
Director's Fees

     During fiscal 1996, Directors who were not also officers or employees of the Company received a fee of $500 per meeting attended plus an annual stipend of $7,500.

Board Report on Executive Compensation

     The Company did not have a standing Compensation Committee for fiscal year ended 1996, and therefore the Board of Directors prepared the following Report.

     Generally, executive officer compensation is not directly related to factors such as profitability, sales growth, return on equity or market share, except to the extent that such factors impact the Company's overall ability to satisfy its compensation obligations to all employees.

     Annual compensation for the Chief Executive Officer ("CEO") and President, and the Chairman of the Board, is determined by the full Board of Directors of the Company. The Stock Option Committee of the Company's Board of Directors makes decisions relating to stock option awards to executive officers and other key personnel pursuant to the Company's Stock Option Plan. The annual compensation for the Treasurer and Chief Financial Officer ("CFO") and the Vice President-Sales ("VP") is determined by the President. The components of the annual compensation paid to the CEO, CFO and VP are as follows: (i) base salary; (ii) a bonus calculated pursuant to the provisions of the Company's Bonus Award Program; and (iii) allocation of contributions made by the Company to the respective accounts of the CEO, CFO and VP under the ESOP.
     Base salaries for executive officers of the Company are originally fixed using a comparison of similarly situated officers of other poultry companies. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay. Periodic increases in base salary are based on evaluations of past and current performance and current market conditions. In addition, in accordance with the Company's Wage and Salary Administration manual in effect since 1979, the base salary of each salaried employee of the Company, including the executive officers, is increased on January 1 of each year to reflect cost of living increases, provided that the Company is in a financial position to make an increase. In January 1996, the base salary of all salaried employees of the Company, including the executive officers, was increased by 2.0%.

     The CEO, CFO and VP are participants in the Company's Bonus Award Program, which covers all salaried employees of the Company. The amounts payable to all salaried employees, including the executive officers, are based on the Company's financial performance. The bonus for the CEO, CFO and VP is calculated by multiplying such person's average monthly salary by 12 and multiplying that product by a percentage ranging from .5% to 25%, depending on the performance of the Company. Bonuses paid in fiscal 1994 related to performance in fiscal 1993. No bonuses were paid for fiscal 1995, and no bonuses have been or will be paid for fiscal 1996.

     In addition, all executive officers participate in the Company's Employee Stock Ownership Plan which covers all employees of the Company. Allocations to the executive officers under this plan are made on the same basis as allocations to all other participants.

    Joe F. Sanderson, Jr.                       Charles W. Ritter, Jr.
     Joe Frank Sanderson                         Donald W. Zacharias
     Dewey R. Sanderson, Jr.                     Rowan H. Taylor
     Phil K. Livingston                          John H. Baker, III
     Robert Buck Sanderson

Performance Graph

     The following graph presents a comparison of the five year cumulative total stockholder return* among the Company, the NASDAQ Composite Index, and a self-constructed peer group index comprised of Cagles, Inc., Golden Poultry Co., Hudson Foods, Inc., Pilgrim's Pride, Inc. and WLR Foods, Inc. (the "Peer
Group Index").   The Company selected the Peer Group Index because the return reflected in the Peer Group Index presents stockholders with a comparison of total stockholder return with companies of similar size, product and market capitalization.


                                      YEARS**

                            1991  1992  1993 1994 1995 1996


Sanderson Farms, Inc.        100   128   150  194  161  206
NASDAQ Composite Index       100   113   145  146  197  232
Peer Group                   100   199   130  172  151  165




* Assumes $100 invested on November 1, 1991; total return assumes reinvestement of dividends.

**Fiscal year ends October 31.

                    CHARTER AND BY-LAW AMENDMENTS

Background

     On January 1, 1997, amendments became effective to the provisions of the Mississippi Business Corporation Act ("Mississippi Act") that govern indemnification of directors and officers of Mississippi corporations like the Company. As amended, these provisions now conform, without variation, to the provisions of the Model Business Corporation Act ("Model Act"), as amended in 1994 by the American Bar Association's Committee on Corporate Laws, which developed and from time to time proposes changes in the Model Act.
     As they existed prior to the amendments (and as in most respects they continue to exist) the Model Act and the Mississippi Act permitted a corporation to indemnify a director, who meets a specified standard of conduct, against liability (including expenses) incurred in any pending or threatened lawsuit or other legal proceeding to which the director is a party because of his or her status as a director. Except to the extent possibly permitted by provisions of the Mississippi Act described in the last sentence of the following paragraph, indemnification was not permitted if the director was adjudged liable to the corporation in a proceeding by or on its behalf, or in which the director was adjudged liable on the basis that personal benefit was improperly received by him or her. To meet the standard of conduct, the director was generally required to conduct himself or herself in good faith; to reasonably believe that his or her conduct was in the corporation's best interests or, when not acting in an official capacity as director, not opposed to such interests; and, in the case of criminal proceedings, to have no reasonable cause to believe his or her conduct was unlawful.
     A corporation was also permitted to pay for or reimburse reasonable expenses incurred by a director in a proceeding if the director furnished a written affirmation that he or she met the applicable standard of conduct and a written agreement to repay the corporation if it were ultimately determined that he or she did not, and if the corporation determined, based on facts then known, that indemnification was not prohibited. These and all other determinations concerning indemnification were to be made either by the board of directors by majority vote of a quorum consisting of directors not party to the proceeding; or, if no such quorum was obtainable, by majority vote of a committee designated by the board of directors and consisting solely of two or more non-party directors; or by special legal counsel selected by the board of directors or such a committee acting as described above; or by disinterested shareholders; or by a court. Indemnification of officers, employees and agents who were not also directors was permitted generally under the same circumstances as indemnification to directors and to any further extent as was consistent with public policy. The Model Act provided that any provision for indemnification to directors contained in a corporation's articles of incorporation or by-laws, or in a resolution of its shareholders or directors, or in a contract, was valid only if and to the extent it was consistent with the indemnification provision of the Model Act. The Mississippi Act, on the other hand, generally permitted indemnification grants to directors, officers, employees and agents beyond the indemnification provisions of the Mississippi Act as long as such persons were not indemnified against their gross negligence or willful misconduct.
     As amended, the Model Act and the Mississippi Act continue to permit indemnification as before, but with certain significant changes that are described in this paragraph. First, indemnification is now permitted, if authorized by the articles of incorporation, with respect to liability to any person that results from the same type of conduct for which the Mississippi Act permits the articles of incorporation to exculpate a director from liability to the corporation or its shareholders. Such conduct is generally all conduct by a director other than conduct resulting in a financial benefit to which the director is not entitled; intentional infliction of harm on the corporation or its shareholders; dividends, share repurchases or other distributions that violate the Act; or an intentional violation of criminal law. Second, the amendments change the manner in which indemnification decisions may be made by expanding the powers of courts to grant indemnification (including advancement of expenses); by providing that directors who participate in such decisions not only must not be parties to the proceeding from which the indemnification arises, but also must not have a family, financial, professional or employment relationship with the person seeking indemnification that would reasonably be expected to influence the director's judgment on such a decision; and by providing that if there are fewer than two such disinterested directors the full Board of Directors is empowered (i) to make the permitted selection of special legal counsel to determine whether a director who seeks indemnification has met the required standard of conduct, and (ii) to authorize indemnification payments to be made if it has been determined, by such special counsel or in any other manner permitted by the Act, that the director has met the required standard of conduct. Third, indemnification to an officer who is not also a director (or if also a director, who was acting solely as an officer with respect to the matter giving rise to indemnification), which was previously limited under the Mississippi Act only by public policy considerations, is now limited generally in the same manner as is indemnification to a director, except that such an officer need not meet the standard of conduct required of a director. Fourth, the Mississippi Act and Model Act, both as amended, now provide that a corporation may provide indemnification (including advancing expenses) to a director or officer only as permitted by the indemnification provisions of the Act.

Existing Charter and By-Law Provisions

     At the 1988 Annual Meeting, the Company's shareholders amended in its entirety Article VI of the Company's By-Laws, which deals with indemnification of directors, officers, employees and agents. Article VI, as then adopted, generally provided for mandatory indemnification of such persons to the same extent as the Mississippi Act then permitted directors to be indemnified and in accordance with essentially the same procedures and standards by which directors were permitted to be indemnified. Article VI also contained a provision empowering (but not requiring) the corporation to make further indemnification grants if it chose to do so, except that, as required by the Mississippi Act as then in effect, no such further indemnification was allowed for a person's gross negligence or wilful misconduct. Such mandatory indemnification and such further indemnification were both permitted by the Mississippi Act prior to the recent amendments, but only if authorized by the articles of incorporation or any by-law or resolution adopted by the shareholders. Consequently, the Company sought, and obtained, approval of
Article VI by its shareholders. The Company's articles of incorporation do not presently address indemnification.

Proposed Charter and By-Law Amendments

     The Board of Directors has recommended, for reasons described below, the adoption of a new Article FIFTEENTH to the Company's Articles of Incorporation. This new article would permit the Company to indemnify its directors and officers for liability to any person (including related expenses) for any action taken, or for failure to take action, as a director or officer except liability for receipt of a financial benefit to which such director or officer is not entitled; intentional infliction of harm on the Company or its shareholders; dividends, share repurchases or other distributions that violate the Mississippi Act; or an intentional violation of criminal law. The Company's shareholders adopted, at the 1992 Annual Meeting, a corresponding provision that exculpates directors from liability to the Company or its shareholders for any such action or failure to act, with the same exceptions described in the preceding sentence. The adoption of Article FIFTEENTH would implement indemnification provisions that are permitted by the recent amendments to the Mississippi Act (and the Model Act) and that apply to directors only if so provided in the Articles of Incorporation. Approval by the shareholders is required to amend the Articles of Incorporation, and the required vote for approval is a majority of the votes cast thereon.
     Effective January 1, 1997, the Board of Directors amended in its entirety Article VI of the Company's By-Laws, dealing with indemnification.
As so amended, Article VI now provides for mandatory indemnification of the Company's directors and officers, and those of its employees (if any) who are appointed by its President to serve on the Company's Executive Committee or are appointed by such Committee to be Division Managers ("covered employees"), to the fullest extent that directors and officers are permitted to be indemnified by law, except in an action brought directly by the Company against such a person, and except that such employees shall be indemnified only to the same extent to which officers are permitted by law to be indemnified. The mandatory indemnification includes advancement of expenses to those persons who meet the requirements, described above, for such advances. To the extent permitted by law, the right to indemnification applies to acts or omissions occurring prior to or after the adoption of the new by-law, continues as to a person who ceases to be a director, officer or covered employee, and applies to the person's heirs. Article VI may be amended or repealed at any time by the Board of Directors with or without approval by the shareholders, but no such action will affect the right to indemnification for acts or omissions which occurred prior to such amendment or repeal.
     Shareholder approval of the amended Article VI of the By-Laws is not required by the Mississippi Act or by the Company's Articles of Incorporation or By-Laws. It is nevertheless sought in this one instance for historical reasons. As noted above, the prior Mississippi statute had permitted indemnities broader than those specified in the statute but only if approved by the shareholders. Accordingly, the former Article VI of the Company's By-Laws, permitting the broader indemnity, was approved by the shareholders. Since shareholders approved the prior By-Law, the Directors deemed it appropriate to seek shareholder ratification of the repeal of the old Article VI (including the adoption of the new Article VI), while reserving the statutory right to make this and further By-Law amendments with or without shareholder approval. Accordingly, the Board of Directors will not be bound by the vote of shareholders on the new Article VI of the By-Laws, will not be required (and does not intend) to repeal new Article VI if there is an unfavorable vote of shareholders, and will not necessarily seek shareholder approval with respect to any amendment or repeal of Article VI. Because there is no requirement for any particular vote to approve the new By-Law, it will be approved by the shareholders if it receives the favorable vote of a majority of the votes cast on the proposal at the Annual Meeting.
     The principal substantive changes in indemnification that will result from the adoption of proposed Article FIFTEENTH of the Articles of Incorporation and new Article VI of the By-Laws are that the Company would thereafter be permitted (by the Articles of Incorporation) and required (by the By-Laws) to indemnify directors against the conduct described in Article FIFTEENTH (officers are permitted to be indemnified against such conduct without special charter provisions); that the Company would be required, rather than just permitted, to advance expenses to directors, officers and covered employees who meet the requirements of the Mississippi Act for such advances, as described above; that the mandatory indemnification of officers (including directors acting solely in the capacity of an officer) would no longer depend on such persons meeting a specified standard of conduct as long as the indemnified liability did not arise out of the receipt by such person of a financial benefit to which he or she was not entitled, an intentional infliction of harm on the Company or its shareholders, or an intentional violation of criminal law; and that employees and agents, other than the covered employees, will not be entitled to mandatory indemnification under
Article VI, although the Company will still be permitted to indemnify them. The proposed amendment to the Articles of Incorporation and the amendment to Article VI of the By-Laws are intended to apply to conduct of directors, officers and covered employees that precedes the adoption of those amendments. The mandatory indemnification under former Article VI of the By-Laws continues to apply to conduct that preceded the amendment to that Article. The Company is not aware of any pending or threatened proceedings in which it is likely that indemnification of directors, officers or covered employees would be sought, other than routine litigation in which any liability of such persons (or the Company) would be covered by the Company's general liability insurance, subject to the deductible thereunder.
     Copies of proposed Article FIFTEENTH to the Articles of Incorporation,
Article VI of the By-Laws as it existed prior to the recent amendments adopted by the Board of Directors, and Article VI of the By-Laws as so amended, are annexed to this Proxy Statement as Exhibits A, B and C, respectively.

Board of Directors' Recommendation and Reasons

     FOR REASONS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT NEW ARTICLE FIFTEENTH OF THE ARTICLES OF INCORPORATION AND "FOR" THE PROPOSAL TO APPROVE ARTICLE VI OF THE BY-LAWS, AS AMENDED. PROXIES IN THE ENCLOSED FORM WILL BE VOTED "FOR" BOTH PROPOSALS UNLESS MARKED BY THE SHAREHOLDER TO THE CONTRARY.

     The foregoing recommendation of the Board of Directors is based on its belief that the Company's ability to attract and retain qualified persons to serve as directors and officers, and in positions held by covered employees, is enhanced by providing mandatory indemnification, although the Company is not aware of qualified persons declining to serve in such capacities due to the risks or uncertainties of litigation. In addition, the Board of Directors believes that it is appropriate and customary for public companies to protect such persons through mandatory indemnification to the maximum extent indemnification of officers and directors is permitted by law, which was the intended effect of Article VI of the By-Laws prior to the recent amendments and is the effect of the proposed Article FIFTEENTH of the Articles of Incorporation and new Article VI of the By-Laws. The Board believes that effective corporate management is hampered when such persons are not afforded traditional protections, like indemnification, against lawsuits.


                        INDEPENDENT AUDITORS

     Ernst & Young LLP, Independent Auditors, Jackson, Mississippi, were the independent auditors for the Company during the fiscal year ended October 31, 1996. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to any appropriate questions.

     The Board of Directors of the Company has selected the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board has chosen to submit it to the stockholders for their approval and ratification. Of the shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997, in order for this proposal to be adopted. The Proxyholders named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

                            OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Meeting, each Proxy will be voted in accordance with the discretion of the Proxyholders named therein.

                        STOCKHOLDER PROPOSALS
Procedure
     The Company's By-laws provide that stockholders may nominate individuals for election as directors from the floor at any annual or special meeting of stockholders called for the election of directors only if timely written notice of such nomination has been given to the Secretary of the Company. To be timely, such notice must be received at the principal office of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws specify what such a notice of such nomination must include. In addition, the By-laws set forth the procedure that must be followed by stockholders to properly bring a matter before a stockholders' meeting. If a stockholder wishes to bring a matter before the meeting that has not been specified in the notice of the meeting, the stockholder must deliver written notice of said stockholder's intent to bring the matter before the meeting of stockholders so that the notice is received by the Secretary of the Company no later than the close of business on the 15th day following the date on which notice of the day of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws also specify what such a notice must include.

1998 Annual Meeting
     A stockholder who intends to present a proposal, which relates to a proper subject for stockholder action, at the 1998 Annual Meeting of Stockholders and who wishes such proposal to be considered for inclusion in the Company's proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than September 22, 1997. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President.

               METHODS AND COST OF SOLICITING PROXIES

     The Proxy card enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to solicitation of stockholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock. Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed Proxy card promptly. No postage is necessary if mailed in the United States. The cost of solicitation, including the preparation, printing and mailing, is being paid by the Company.

                       BY ORDER OF THE BOARD OF DIRECTORS:
                       /s/James A. Grimes, Secretary
Dated: January 24, 1997

                             APPENDIX "A"
                        SANDERSON FARMS, INC.
     The undersigned hereby appoints D. Michael Cockrell and James A. Grimes and each of them, as proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock, $1.00 per share par value, of Sanderson Farms, Inc. at the Annual Meeting on February 27, 1997 (and any adjournments thereof), as instructed herein with respect to the matters herein set forth (and, to the extent not so instructed, as set forth in the related Proxy Statement), and according to their discretion upon all other matters which may properly come before such Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED UPON THE MATTERS SET FORTH ON THE REVERSE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4. THIS PROXY CONFERS DISCRETIONARY VOTING AUTHORITY AS TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. SEE ACCOMPANYING PROXY STATEMENT.

                       Dated:                              , 1997





                                Signature(s)

                       Executors, Administrators,
                       Trustees, etc. should give full
                       title.   This proxy should be
                       signed as name appears on
                       certificate(s).

               THIS PROXY IS SOLICITED BY THE BOARD OF
                 DIRECTORS OF SANDERSON FARMS, INC.
                       (SEE BALLOT ON REVERSE)

                               BALLOT

                    MANAGEMENT RECOMMENDS A VOTE
                    "FOR" THE FOLLOWING PROPOSALS

1. To elect three Class B Directors to serve until the 2000 annual meeting:

       ____                       ____
     /   /   FOR all nominees   /   /   WITHHOLD AUTHORITY
        listed below (except            (to vote for all
        as indicated to the             nominees listed below)
        contrary below)

     Dewey R. Sanderson, Jr.  Rowan H. Taylor  and    John H. Baker, III

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name here:


     _______________________                     ________________________

2. To consider and act upon a proposal to add a new Article FIFTEENTH to the Company's Articles of Incorporation, which proposed Article is attached as Exhibit A to the accompanying Proxy Statement and pertains to the indemnification of directors and officers of the Company:

            ____            ____              ____
           /   /   FOR     /   /  AGAINST    /   /   ABSTAIN

3. To consider and act upon a proposal to approve Article VI of the Company's By-Laws, as amended, which Article is attached as Exhibit C to the accompanying Proxy Statement and pertains to the indemnification of directors, officers and certain employees of the Company:
            ____          ____                ____
           /   /   FOR   /   /    AGAINST    /   /   ABSTAIN

4. To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997:

            ____          ____                ____
           /   /   FOR   /   /    AGAINST    /   /   ABSTAIN

                        SANDERSON FARMS, INC.
                               BALLOT
 1.  (A)  To elect three Class A Directors to serve until the 1999 annual meeting:
     ____                            ____
    /   /   FOR all nominees        /   /   WITHHOLD AUTHORITY
        listed below (except             (to vote for all
         as indicated to the              nominees listed below)
        contrary below)

        Dewey R. Sanderson, Jr.  Rowan H. Taylor  and    John H. Baker, III
     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name here:

2. To consider and act upon a proposal to add a new Article FIFTEENTH to the Company's Articles of Incorporation, which proposed Article is attached as Exhibit A to the accompanying Proxy Statement and pertains to the indemnification of directors and officers of the Company:

            ____                    ____                ____
           /   /   FOR     /   /    AGAINST    /   /   ABSTAIN

3. To consider and act upon a proposal to approve Article VI of the Company's By-Laws, as amended, which Article is attached as Exhibit C to the accompanying Proxy Statement and pertains to the indemnification of directors, officers and certain employees of the Company:
            ____                   ____                ____
           /   /   FOR     /   /    AGAINST    /   /   ABSTAIN

4. To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1997:
            ____                  ____                ____
           /   /   FOR    /   /    AGAINST    /   /   ABSTAIN


Dated:_____________________, 1997                ______________________
                                                Participant
                                                ______________________
                                                (Print Name)

PLEASE DATE, SIGN AND RETURN THIS BALLOT IN THE ENCLOSED ADDRESSED AND POSTAGE PREPAID ENVELOPE TO THE ADMINISTRATIVE COMMITTEE OF THE ESOP NO LATER THAN FEBRUARY 21, 1997, THROUGH COMPANY MAIL OR BY UNITED STATES MAIL.

Exhibit A
     Article FIFTEENTH:

          The Corporation may indemnify its directors and officers for liability (as defined in Section 79-4-8.50(5) of the Mississippi Code of 1972, as amended) to any person for any action taken, or any failure to take any action, as a director or officer, as the case may be, except liability for (a) receipt of a financial benefit to which he is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) violation of Section 79-4-8.33 of the Mississippi Code of 1972, as amended, or (d) an intentional violation of criminal law.

Exhibit B

     Article VI. Indemnification of Directors,
     Officers Employees and Agents.
     Section 1. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
     Section 2. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indem-

nification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
     Section 3.     To the extent that a director, officer, employee or
agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1. and 2., or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.
     Section 4. Any indemnification under Sections 1. and 2. (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met
the applicable standard of conduct set forth in Sections 1. and 2.   Such
determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to such action, suit or proceeding; or (b) if a quorum cannot be obtained under subsection
(a), by majority vote of a committee duly designated by the Board of Directors (in which designation the directors who are parties may participate), consisting solely of two (2) or more directors not at the time parties to such action, suit or proceeding; (c) by special legal counsel (i) selected by the Board of Directors or its committee in the manner prescribed in subsection (a) or (b); or (ii) if a quorum of the Board of Directors cannot be obtained under subsection (a) and a committee cannot be designated under subsection (b), selected by a majority vote of the full Board of Directors (in which selection directors who are parties may participate); or (d) by the stockholders, but shares owned by or voted under the control of directors who are at the time parties to such action, suit or proceeding may not be voted on the determination.
     Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection
(c) to select counsel.
     Section 5. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 4. Upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.
     Section 6. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation, or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee or agent, whether or not the corporation would have power to indemnify him against the same liability under the preceding provisions of this Article.
     Section 7. The corporation shall have power to make any further indemnity, including advance of expenses to and to enter contracts of indemnity with any director, officer, employee or agent, before or after the event, except an indemnity against his gross negligence or willful misconduct. Any determination as to any further indemnity shall be made in accordance with
Section 4. of this Article. Each such indemnity may continue as to a person who has ceased to have the capacity referred to above and may inure to the benefit of the heirs, executors and administrators of such person.
     Section 8. The corporation shall have power to pay or reimburse expenses incurred by a director, officer, employee or agent in connection with his appearance as a witness in a proceeding at a time when he has not been made a named defendant or respondent to the proceeding.
     Section 9. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its disposition conferred in this Article (a) shall apply to acts or omissions antedating their adoption of this by-law; (b) shall be severable; (c) shall not be exclusive of any other rights to which those indemnified or to whom expenses are paid may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; (d) shall continue as to a person who has ceased to be such director, officer, employee or agent; and (e) shall inure to the benefit of the heirs, executors and administrators of such a person.

Exhibit C


Article VI. Indemnification of Directors, Officers and Other Persons

     Section 1. The Corporation shall indemnify its directors, officers, those employees of the Corporation appointed by the President to serve on the Corporation's Executive Committee and those employees selected by the Executive Committee to be the Division Managers, to the fullest extent permitted by law, except in an action brought directly by the Corporation against such person, and except that such employees shall be indemnified only to the same extent to which officers are permitted by law to be indemnified..

     Section 2. To the extent permitted by law, the right to indemnification conferred in this Article (a)shall apply to acts or omissions antedating the adoption of this Article; (b)shall be severable; (c)shall continue as to a person who has ceased to be such director, officer or employee; and (d) shall inure to the benefit of the heirs, executors and administrators of such person.

     Section 3. This article may be repealed or amended from time to time by the Board of Directors with or without shareholder approval; provided however, that no such repeal or amendment shall limit the right to indemnification conferred in this Article for liability for acts or omissions which occurred prior to the time of such repeal or amendment.

     Section 4. If the Corporation indemnifies or advances expenses to a director under this Article, the Corporation shall, if required by Section 79-4-16.21(a) of the Mississippi Code of 1972, as amended, report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholder meeting.